UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2005

LEGACY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51525	20-3135053
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

99 North Street, Pittsfield, Massachusetts 01202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (413) 443-4421

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Beginning on October 31, 2005, Legacy Bancorp, Inc. (the “Company”) intends to distribute and make available to investors, and post on its web site, a written presentation about the Company’s recently completed initial public offering, financial performance and strategies. A copy of the materials to be used by the Company is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements And Exhibits

(c) Attached as Exhibit 99.1 is the text of the written presentation that the Company intends to distribute and make available to investors, and post on its web site, beginning October 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY BANCORP, INC.

Date: October 31, 2005	By:	/S/ J. WILLIAR DUNLAEVY
J. Williar Dunlaevy
Chairman and Chief Executive Officer

EXHIBIT INDEX

99.1	Written presentation to be distributed and made available to investors, and posted on the Company’s web site, beginning October 31, 2005.